Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended December 31, 2007
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	4

Funds From Operations	5

Condensed Consolidated Balance Sheets	6

Key Ratios and Supplemental Information	7

Net Income and Funds From Operations — Supplemental Detail	8

Development Pipeline	15

Portfolio Listing	17

Same Property Information	20

Square Feet Expiring:
Office	21
Retail	22
Industrial	23

Top 25 Largest Tenants	24

Inventory of Land Held for Investment or Future Development	25

Inventory of Residential Lots Under Development	27

Debt Outstanding	29

Reconciliations of Non-GAAP Financial Measures	30

Discussion of Non-GAAP Financial Measures	35
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions (including the overall condition of the residential market), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release
FOR IMMEDIATE RELEASE

CONTACT:

James A. Fleming	Elli Kaplan
Executive Vice President and	Vice President — Investor Relations
Chief Financial Officer	(404) 407-1972
(404) 407-1150	ellikaplan@cousinsproperties.com
jimfleming@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER AND YEAR ENDED DECEMBER 31, 2007

          ATLANTA (February 11, 2008) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three months and year ended December 31, 2007. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
          Funds from Operations to Common Stockholders (“FFO”) was $7.3 million, or $0.14 per share, for the fourth quarter of 2007 compared with FFO of $27.6 million, or $0.52 per share, for the fourth quarter of 2006. FFO was $48.4 million, or $0.92 per share, for the year ended December 31, 2007 compared with FFO of $74.5 million, or $1.42 per share, for the year ended December 31, 2006, after a supplemental adjustment to exclude loss on extinguishment of debt. Loss on extinguishment of debt was $18.2 million, or $0.35 per share, for the year ended December 31, 2006 and relates to defeasance costs on a mortgage loan repaid upon a property sale and an adjustment to mark-to-market the debt associated with a property contributed to a venture.
          For the fourth quarter of 2007, the Company generated a Net Loss Available to Common Stockholders of $5.0 million or $0.10 per share, as compared to Net Income Available to Common Stockholders (“Net Income Available”) of $38.1 million, or $0.72 per share, for the fourth quarter of 2006. Net Income Available was $17.7 million, or $0.34 per share, for the year ended December 31, 2007 compared with $217.4 million, or $4.14 per share, for the year ended December 31, 2006. Net Income Available for the year ended December 31, 2007 decreased as a result of the recognition of approximately $222.1 million in prior year gains on the sale of six operating properties in 2006.
          Fourth quarter highlights of the Company included the following:
•	Celebrated the grand opening of The Avenue Murfreesboro, an 810,000 square foot open air retail center in suburban Nashville.
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191 Peachtree Street NE • Suite 3600 • Atlanta, Georgia 30303-1740 • 404/407-1000 • FAX 404/407-1002

CUZ Reports Fourth Quarter Results

February 11, 2008
•	Formed a joint venture with Prudential to construct Terminus 200, a 565,000 square foot office building in the Buckhead district of Atlanta, and closed a $138 million construction loan to finance the project.

•	Closed 280 units at 50 Biscayne, its 529-unit condominium project in Miami.

•	Closed a $180 million, non-recourse, 5-year mortgage loan on Terminus 100.

•	Closed an $83 million, non-recourse, 3-year mortgage loan on San Jose MarketCenter.

•	Repurchased 628,500 shares of Company common stock.
Other developments subsequent to year-end:
•	Executed a 260,000 square foot lease renewal and expansion with Deloitte & Touche at One Ninety One Peachtree Tower.
          At December 31, 2007, the Company’s portfolio of operational office buildings was 92% leased, its portfolio of operational retail centers was 91% leased and its operational industrial building was 52% leased.
          At December 31, 2007, the Company and its joint ventures had 10 retail, office and industrial projects under development and redevelopment totaling 5.6 million Company-owned square feet, and three multi-family projects under development containing a total of 737 units, of which 280 were closed by year-end and 35 were closed in January 2008. The Company estimates the total cost of these projects will be approximately $1.3 billion and expects completion of these projects throughout the next three years. In addition, the Company and its joint ventures had 24 residential communities under various stages of development in which approximately 1,800 completed lots are in inventory and an additional 8,700 lots are available for future development and/or sale.
          “Last year provided an interesting contrast between better than expected results on the leasing side and worse than expected declines in the land and residential markets. One large positive from 2007 is the work our team did to manage our capital base, recasting our $500 million credit facility and financing several stabilized projects to ensure the Company is well capitalized heading into 2008,” said Tom Bell, chairman and CEO of Cousins Properties. “Given the difficult economic outlook for this year, we are focused on leasing our existing and under-development projects and preparing to move quickly should good investment opportunities become available during the downturn. Over our 50 years, Cousins has weathered many cycles and I believe we are well positioned to handle this one.”
          The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web
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CUZ Reports Fourth Quarter Results

February 11, 2008
site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1972.
          The Company will conduct a conference call at 10:00 a.m. (Eastern Time) on Tuesday, February 12, 2008, to discuss the results of the quarter ended December 31, 2007. The number to call for this interactive teleconference is (800) 240-2134. A replay of the conference call will be available for 14 days by dialing (303) 590-3000 and entering the passcode 11106004#. The replay can be accessed on the Company’s Web site, www.cousinsproperties.com, through the “4Q 2007 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 14 days.
          Cousins Properties Incorporated, headquartered in Atlanta, has extensive experience in the real estate industry including the development, acquisition, financing, management and leasing of properties. The property types that Cousins actively invests in include office, multi-family, retail, industrial and land development projects. The Company’s portfolio consists of interests in 7.7 million square feet of office space, 4.8 million square feet of retail space, 2.0 million square feet of industrial space, 737 for-sale units in three under-development multi-family projects, 24 residential communities under various stages of development, approximately 9,000 acres of strategically located land tracts, and significant land holdings for development of single-family residential communities. The Company also provides leasing and management services to third-party investors; its client-services portfolio comprises 12.0 million square feet of office and retail space. The Company is a fully integrated equity real estate investment trust (REIT) that has been public since 1962 and trades on the New York Stock Exchange under the symbol “CUZ.” For more information on the Company, please visit its Web site at www.cousinsproperties.com.
     Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions (including the overall condition of the residential market), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Years ended
	December 31,		December 31,
	2007	2006	2007	2006
REVENUES:
Rental property revenues	$32,376	$23,639	$112,669	$88,996
Fee income	7,875	12,008	36,314	35,465
Multi-family residential unit sales	—	393	20	23,134
Residential lot and outparcel sales	2,496	5,078	9,949	17,284
Interest and other	1,490	542	6,429	1,373

	44,237	41,660	165,381	166,252

COSTS AND EXPENSES:
Rental property operating expenses	13,265	10,274	47,196	35,243
General and administrative expenses	12,797	18,556	57,810	58,592
Depreciation and amortization	11,861	9,537	40,490	31,504
Multi-family residential unit cost of sales	(100)	322	(124)	19,403
Residential lot and outparcel cost of sales	2,125	3,825	7,809	12,751
Interest expense	5,020	—	8,816	11,119
Loss on extinguishment of debt	—	—	446	18,207
Other	650	1,460	2,822	2,809

	45,618	43,974	165,265	189,628

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES, MINORITY INTEREST AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	(1,381)	(2,314)	116	(23,376)
BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	517	108	4,423	(4,193)
MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(238)	(840)	(1,656)	(4,130)
INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	(815)	10,201	6,096	173,083

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	(1,917)	7,155	8,979	141,384
GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	678	1,902	5,535	3,012

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,239)	9,057	14,514	144,396
DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income (loss) from discontinued operations	(8)	729	313	1,800
Gain on sale of investment properties	81	32,101	18,095	86,495

	73	32,830	18,408	88,295

NET INCOME (LOSS)	(1,166)	41,887	32,922	232,691
DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,813)	(3,813)	(15,250)	(15,250)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(4,979)	$38,074	$17,672	$217,441

PER COMMON SHARE INFORMATION — BASIC:
Income (loss) from continuing operations	$(0.10)	$0.10	$(0.01)	$2.55
Income from discontinued operations	0.00	0.64	0.35	1.74

Net income (loss) available to common stockholders	$(0.10)	$0.74	$0.34	$4.29

PER COMMON SHARE INFORMATION — DILUTED:
Income (loss) from continuing operations	$(0.10)	$0.10	$(0.01)	$2.46
Income from discontinued operations	0.00	0.62	0.35	1.68

Net income (loss) available to common stockholders	$(0.10)	$0.72	$0.34	$4.14

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.37	$3.77	$1.48	$4.88

WEIGHTED AVERAGE SHARES — BASIC	51,588	51,306	51,705	50,655

WEIGHTED AVERAGE SHARES — DILUTED	51,588	53,286	51,705	52,513

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2007 AND 2006
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2007	2006	2007	2006

Net Income (Loss) Available to Common Stockholders	$(4,979)	$38,074	$17,672	$217,441
Depreciation and amortization:
Consolidated properties	11,861	9,537	40,490	31,504
Discontinued properties	—	586	152	12,186
Share of unconsolidated joint ventures	1,274	1,821	4,576	8,831
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(775)	(520)	(2,793)	(2,911)
Share of unconsolidated joint ventures	(4)	—	(5)	(12)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated	(678)	(1,902)	(5,535)	(3,012)
Discontinued properties	(81)	(32,101)	(18,095)	(86,495)
Share of unconsolidated joint ventures	11	(1,372)	(1,186)	(135,618)
Gain on sale of undepreciated investment properties	622	13,434	13,161	14,348

Funds From Operations Available to Common Stockholders, as defined	$7,251	$27,557	$48,437	$56,262
Certain loss on extinguishment of debt	—	—	—	18,207

Funds From Operations Available to Common Stockholders, Excluding Loss on Extinguishment of Debt	$7,251	$27,557	$48,437	$74,469

Per Common Share — Basic:
Net Income (Loss) Available	$(.10)	$.74	$.34	$4.29

Funds From Operations	$.14	$.54	$.94	$1.11

Funds From Operations, Excluding Loss on Extinguishment of Debt	$.14	$.54	$.94	$1.47

Weighted Average Shares-Basic	51,588	51,306	51,705	50,655

Per Common Share — Diluted:
Net Income (Loss) Available	$(.10)	$.72	$.34	$4.14

Funds From Operations	$.14	$.52	$.92	$1.07

Funds From Operations, Excluding Loss on Extinguishment of Debt	$.14	$.52	$.92	$1.42

Weighted Average Shares-Diluted	52,401	53,286	52,932	52,513

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. The Company presented Funds From Operations Available to Common Stockholders, Excluding Loss on Extinguishment of Debt to exclude the effect of the loss incurred on debt transferred to a venture during the second quarter of 2006 and to defeasance costs on a mortgage loan repaid upon a property sale in the third quarter of 2006. The Company views the debt adjustments as components of the transactions and therefore believe they should be excluded from the FFO calculation.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based in part on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	December 31,
	2007	2006
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $142,955 and $115,723 in 2007 and 2006, respectively	$654,633	$472,375
Operating properties held-for-sale	—	1,470
Land held for investment or future development	105,117	101,390
Projects under development	358,925	300,382
Residential lots under development	44,690	27,624

Total properties	1,163,365	903,241

CASH AND CASH EQUIVALENTS	17,825	11,538
RESTRICTED CASH	3,587	2,824
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $883 and $501 in 2007 and 2006, respectively	41,273	32,138
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	209,477	181,918
OTHER ASSETS	73,795	65,094

TOTAL ASSETS	$1,509,322	$1,196,753

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$676,189	$315,149
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	56,919	55,538
DEFERRED GAIN	171,931	154,104
DEPOSITS AND DEFERRED INCOME	5,997	2,062

TOTAL LIABILITIES	911,036	526,853

MINORITY INTERESTS	45,783	43,985

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 54,850,505 and 54,439,310 shares issued in 2007 and 2006, respectively	54,851	54,439
Additional paid-in capital	348,508	336,974
Treasury stock at cost, 3,570,082 and 2,691,582 shares in 2007 and 2006, respectively	(86,840)	(64,894)
Accumulated other comprehensive income	(4,302)	—
Cumulative undistributed net income	40,286	99,396

TOTAL STOCKHOLDERS’ INVESTMENT	552,503	625,915

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,509,322	$1,196,753

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

			2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	238,803	399,742	34,491	8,395	(3,483)	174,455	38,074	217,441	14,407	395	7,849	(4,979)	17,672

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT	124,965	109,483	73,746	19,146	13,913	13,853	27,557	74,469	24,487	9,383	7,316	7,251	48,437

		BASIC WEIGHTED AVERAGE COMMON SHARES	48,313	49,005	49,989	50,289	50,385	50,630	51,306	50,655	51,719	51,825	51,690	51,588	51,705
		DILUTED WEIGHTED AVERAGE COMMON SHARES	49,415	51,016	51,747	52,002	52,031	52,428	53,286	52,513	53,596	53,306	52,778	52,401	52,932

		NET INCOME (LOSS) PER COMMON SHARE — BASIC	4.94	8.16	0.69	0.17	(0.07)	3.45	0.74	4.29	0.28	0.01	0.15	(0.10)	0.34
		NET INCOME (LOSS) PER COMMON SHARE — DILUTED	4.83	7.84	0.67	0.16	(0.07)	3.33	0.72	4.14	0.27	0.01	0.15	(0.10)	0.34

		FFO PER COMMON SHARE — BASIC	2.59	2.23	1.48	0.38	0.28	0.27	0.54	1.47	0.47	0.18	0.14	0.14	0.94
		FFO PER COMMON SHARE — DILUTED	2.53	2.15	1.43	0.37	0.27	0.26	0.52	1.42	0.46	0.18	0.14	0.14	0.92

(H	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	14,507	19,258	9,439	3,158	5,120	3,907	1,236	13,421	6,897	6,455	4,087	1,540	18,979

		REGULAR COMMON DIVIDENDS	71,694	72,869	74,649	18,760	18,788	18,839	19,108	75,495	19,194	19,251	19,185	19,152	76,782
		SPECIAL COMMON DIVIDEND	100,544	356,493	—	—	—	—	175,470	175,470	—	—	—	—	—
		REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37	0.37	0.37	0.37	1.48
		SPECIAL COMMON DIVIDEND PER SHARE	2.07	7.15	—	—	—	—	3.40	3.40	—	—	—	—	—

		COMMON STOCK PRICE AT PERIOD END	30.60	30.27	28.30	33.43	30.93	34.21	35.27	35.27	32.86	29.01	29.36	22.10	22.10
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,835	50,092	50,665	50,732	50,873	51,518	51,748	51,748	52,018	51,793	51,858	51,280	51,280

		PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	27.25	26.15	25.75	25.54	24.96	25.85	25.90	25.90	25.64	26.00	24.90	22.38	22.38
		NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

		PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	—	25.00	25.40	25.38	25.00	25.42	25.53	25.53	25.82	24.95	23.98	20.59	20.59
		NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

		COMMON EQUITY MARKET CAPITALIZATION	1,494,351	1,516,285	1,433,820	1,695,971	1,573,502	1,762,431	1,825,152	1,825,152	1,709,311	1,502,515	1,522,551	1,133,288	1,133,288
		PREFERRED EQUITY MARKET CAPITALIZATION	109,000	204,600	204,600	203,680	199,840	205,080	205,720	205,720	205,840	203,800	195,520	171,880	171,880
(A	)	ADJUSTED DEBT (1)	697,050	350,346	514,560	597,460	470,662	350,780	376,516	376,516	436,009	558,816	645,219	773,482	773,482

		TOTAL MARKET CAPITALIZATION	2,300,401	2,071,231	2,152,980	2,497,111	2,244,004	2,318,291	2,407,388	2,407,388	2,351,160	2,265,131	2,363,289	2,078,650	2,078,650

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	30%	17%	24%	24%	21%	15%	16%	16%	19%	25%	27%	37%	37%

(A	)	RECOURSE DEBT (1)	20,697	50,238	196,824	279,577	174,552	197,095	226,855	226,855	282,264	394,356	340,480	205,658	205,658

		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	1%	2%	9%	11%	8%	9%	9%	92%	12%	171%	14%	10%	10%

		COMMON EQUITY MARKET CAPITALIZATION	1,494,351	1,516,285	1,433,820	1,695,971	1,573,502	1,762,431	1,825,152	1,825,152	1,709,311	1,502,515	1,522,551	1,133,288	1,133,288
		PREFERRED EQUITY MARKET CAPITALIZATION	109,000	204,600	204,600	203,680	199,840	205,080	205,720	205,720	205,840	203,800	195,520	171,880	171,880
(A	)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	783,638	438,050	615,645	698,263	574,844	454,661	487,234	487,234	549,934	676,515	762,981	846,355	846,355

		TOTAL MARKET CAPITALIZATION	2,386,989	2,158,935	2,254,065	2,597,914	2,348,186	2,422,172	2,518,106	2,518,106	2,465,085	2,382,830	2,481,051	2,151,523	2,151,523

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	33%	20%	27%	27%	24%	19%	19%	19%	22%	28%	31%	39%	39%

(B	)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	45,774	31,656	11,908	4,448	5,581	3,703	921	14,653	714	1,242	4,089	6,149	12,194
		FFO BEFORE INTEREST	170,739	141,139	85,654	23,594	19,494	17,556	28,478	89,122	25,201	10,624	11,405	13,400	60,631
		INTEREST EXPENSE COVERAGE RATIO	3.73	4.46	7.19	5.30	3.49	4.74	30.92	6.08	35.30	8.55	2.79	2.18	4.97

(C	)	FIXED CHARGES (excluding preferred dividends)(1)	59,580	43,854	20,505	7,444	8,130	5,926	2,589	24,089	3,000	2,604	4,878	8,173	18,655
		FFO PLUS FIXED CHARGES (excluding preferred dividends)	171,338	131,854	86,337	23,773	19,672	17,686	28,506	89,637	25,229	10,652	11,433	13,428	60,743
		FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.88	3.22	4.21	3.19	2.42	2.98	11.01	3.72	8.41	4.09	2.34	1.64	3.26

(C	)	FIXED CHARGES (including preferred dividends)(1)	62,938	51,896	35,755	11,257	11,942	9,738	6,402	39,339	6,813	6,416	8,691	11,985	33,905
		FFO PLUS FIXED CHARGES (including preferred dividends)	174,696	139,896	101,587	27,586	23,484	21,498	32,319	104,887	29,042	14,464	15,246	17,240	75,993
		FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.78	2.87	2.84	2.45	1.97	2.21	5.05	2.67	4.26	2.25	1.75	1.44	2.24

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD

		CONSOLIDATED ENTITY FFO AND NET INCOME:

(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
		191 PEACHTREE	0	0	0	0	0	402	1,562	1,964	2,199	2,036	2,555	2,558	9,349
		221 PEACHTREE CENTER GARAGE	0	0	0	0	0	0	0	0	0	128	222	160	510
		AMERICAN CANCER SOCIETY CENTER (FORMERLY INFORUM)	13,843	12,808	11,376	2,936	2,887	2,844	3,107	11,774	2,678	2,436	3,454	3,391	11,959
		TERMINUS 100	0	0	0	0	0	0	0	0	0	120	1,783	3,096	5,000
		ONE GEORGIA CENTER	2,913	1,369	(1,361)	35	(9)	(174)	(71)	(219)	140	(98)	38	(190)	(109)
		THE POINTS AT WATERVIEW	1,778	1,949	1,872	584	530	521	489	2,124	508	549	552	569	2,179
		LAKESHORE PARK PLAZA	1,231	1,459	722	200	209	219	294	922	388	459	436	511	1,794
		3100 WINDY HILL RD	2,988	2,974	2,944	722	733	717	504	2,676	(256)	(281)	(264)	(231)	(1,032)
		MERIDIAN MARK PLAZA	4,153	4,224	4,487	1,128	1,147	1,110	1,090	4,475	1,135	1,053	1,065	1,086	4,339
		555 NORTH POINT CENTER EAST	1,541	945	1,506	401	458	451	461	1,771	466	462	474	480	1,882
		333 NORTH POINT CENTER EAST	1,398	1,036	1,395	321	269	304	289	1,183	320	334	319	314	1,287
		200 NORTH POINT CENTER EAST	23	417	363	233	192	212	202	839	322	356	406	406	1,490
		100 NORTH POINT CENTER EAST	73	1,010	1,020	221	276	253	285	1,035	309	312	348	351	1,320
		600 UNIVERSITY PARK PLACE	1,871	1,797	1,701	355	250	257	245	1,107	324	426	400	408	1,557
		GALLERIA 75	0	899	1,036	281	240	200	176	897	181	158	168	142	650
		COSMOPOLITAN CENTER	0	0	0	0	0	43	(30)	13	52	14	132	143	341
		ATHEROGENICS	1,181	1,222	1,241	313	316	317	317	1,263	319	318	322	319	1,279
		INHIBITEX	0	0	666	228	229	230	230	917	230	226	229	227	912
		615 PEACHTREE STREET	1,919	1,395	757	20	74	(53)	(69)	(28)	(12)	(11)	0	0	(23)
		SONO RENAISSANCE	0	38	270	66	66	60	31	223	43	44	52	47	187

		SUBTOTAL	34,912	33,542	29,995	8,044	7,868	7,913	9,112	32,936	9,346	9,043	12,693	13,787	44,869

		RETAIL:
		THE AVENUE CARRIAGE CROSSING	0	0	743	1,212	1,413	1,553	1,657	5,835	1,775	1,748	1,662	1,589	6,774
		THE AVENUE WEBB GIN	0	0	0	0	0	616	1,037	1,653	1,276	1,271	1,533	1,478	5,558
		SAN JOSE MARKETCENTER	0	0	0	220	1,006	1,223	1,397	3,846	1,422	1,612	1,705	1,711	6,450
		THE AVENUE VIERA	0	189	2,726	713	1,047	(6)	(13)	1,741	(16)	(32)	9	2	(37)
		THE AVENUE WEST COBB	655	3,925	4,361	1,148	1,072	5	(30)	2,195	(7)	18	(16)	40	36
		THE AVENUE EAST COBB	5,424	5,635	5,715	1,502	1,580	(23)	(5)	3,054	(2)	(10)	(20)	0	(32)
		THE AVENUE PEACHTREE CITY	3,029	3,430	3,673	933	885	(3)	0	1,815	0	(15)	13	1	(1)
		VIERA MARKETCENTER	0	0	148	152	121	(10)	0	263	(6)	2	(47)	39	(12)

		SUBTOTAL	9,108	13,179	17,366	5,880	7,124	3,355	4,043	20,402	4,442	4,594	4,840	4,860	18,736

		INDUSTRIAL:
		KING MILL — BUILDING 3A	0	0	0	0	(1)	217	189	405	306	301	297	283	1,187
		KING MILL — BUILDING 3B	0	0	0	0	0	0	0	0	0	0	0	(32)	(32)
		LAKESIDE 20	0	0	0	0	0	0	0	0	31	231	302	230	794

		SUBTOTAL	0	0	0	0	(1)	217	189	405	337	532	599	481	1,949

		OTHER RENTAL OPERATIONS:
		OTHER	0	(1)	(6)	22	0	(34)	20	8	(12)	(11)	(41)	(17)	(81)

		SUBTOTAL	0	(1)	(6)	22	0	(34)	20	8	(12)	(11)	(41)	(17)	(81)

		PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	15,359	7,615	2	0	0	0	0	0	0	0	0	0	0

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	59,379	54,335	47,357	13,946	14,991	11,451	13,364	53,752	14,113	14,158	18,091	19,111	65,473

(E	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		GA 400 LAND LEASES	1,399	1,463	1,432	395	372	365	405	1,537	123	1	2	0	126
		FROST BANK TOWER	0	3,486	5,123	1,578	1,527	1,505	(62)	4,548	13	17	2	9	41
		THE AVENUE OF THE PENINSULA	4,572	4,213	4,446	1,253	1,890	1,095	876	5,114	11	62	5	(13)	65
		3301 WINDY RIDGE PARKWAY	1,555	1,659	1,693	2,547	26	80	97	2,750	102	104	22	(4)	224
		OTHER	52,641	15,760	718	19	17	5	0	41	0	9	0	0	9

		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	60,167	26,581	13,412	5,792	3,832	3,050	1,316	13,990	249	193	31	(8)	465

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD

		RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO:

(G	)	OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	120	471	1,367	0	62	798	796	1,656	0	0	768	249	1,017

(G	)	TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	7,270	29,627	15,483	740	(5)	179	1,567	2,481	4,355	0	0	622	4,977
(G	)	TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	472	2,198	3,390	4,164	294	59	2,158	6,675	0	463	0	188	651

		TOTAL TRACT & OUTPARCEL SALES NET OF COS	7,742	31,825	18,873	4,904	289	238	3,725	9,156	4,355	463	0	810	5,628

(G	)	OTHER INVESTMENT PROPERTY NET OF COST OF SALES — WHOLLY OWNED (1)	0	0	0	0	0	0	11,867	11,867	8,185	0	(1)	0	8,184

		TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	0	0	0	0	0	0	11,867	11,867	8,185	0	(1)	0	8,184

(G	)	LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	2,803	4,222	4,162	1,302	769	349	457	2,877	218	344	440	122	1,124
(G	)	LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	3,428	6,993	10,479	2,089	2,074	1,558	2,496	8,217	406	758	407	250	1,822

		TOTAL LOT SALES NET OF COS	6,231	11,215	14,641	3,391	2,843	1,907	2,953	11,094	624	1,102	848	372	2,946

(G	)	INTEREST — JOINT VENTURE (1)	0	(135)	(152)	(175)	(37)	(36)	(36)	(284)	(35)	(35)	(83)	(85)	(238)
(G	)	OTHER — JOINT VENTURE (1)	(156)	(226)	(590)	(176)	5	(34)	(176)	(381)	(141)	(38)	(237)	(671)	(1,087)

		TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO	13,937	43,150	34,139	7,944	3,162	2,873	19,129	33,108	12,988	1,492	1,295	675	16,450

		MULTI-FAMILY FFO:

(I	)	MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	0	0	1,828	1,221	2,759	(320)	71	3,731	0	47	(3)	100	144
(I	)	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	0	0	7,182	1,797	2,629	2,986	2,931	10,343	2,424	1,804	(3,345)	(1,068)	(185)

		TOTAL MULTI-FAMILY FFO	0	0	9,010	3,018	5,388	2,666	3,002	14,074	2,424	1,851	(3,348)	(968)	(41)

		DEVELOPMENT INCOME	2,870	3,310	3,056	1,752	825	772	1,236	4,585	574	2,204	1,568	1,535	5,881

		MANAGEMENT FEES	19,140	21,931	24,058	5,742	5,542	5,942	7,211	24,437	6,354	6,698	6,043	5,687	24,782

		LEASING & OTHER FEES	6,991	4,463	8,084	887	1,388	607	3,561	6,443	1,138	958	2,902	653	5,651

		TERMINATION FEES	1,810	2,132	545	399	36	196	0	631	3,557	664	(17)	989	5,193

		INTEREST INCOME & OTHER	3,940	2,528	1,886	(38)	55	183	542	742	110	169	455	502	1,236

		GENERAL & ADMINISTRATIVE EXPENSES:
		GENERAL & ADMINISTRATIVE EXPENSES	(29,464)	(33,515)	(39,190)	(9,336)	(9,342)	(8,479)	(12,355)	(39,512)	(9,993)	(10,638)	(9,955)	(8,788)	(39,374)
		THIRD PARTY MANAGEMENT DIRECT OPERATING EXPENSES	(10,763)	(13,414)	(16,628)	(4,239)	(4,134)	(4,506)	(6,201)	(19,080)	(4,697)	(4,966)	(4,764)	(4,009)	(18,436)

		TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(40,227)	(46,929)	(55,818)	(13,575)	(13,476)	(12,985)	(18,556)	(58,592)	(14,690)	(15,604)	(14,719)	(12,797)	(57,810)

		INTEREST EXPENSE CONSOLIDATED:
		2005 CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	(781)	(3,494)	(2,680)	(1,797)	(8,752)	(2,732)	(3,578)	(1,704)	0	(8,014)
		2005 TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	(118)	(664)	(836)	(980)	(2,598)	(1,072)	(1,265)	(910)	(19)	(3,265)
		BRIDGE LOAN — FLOATING @ LIBOR + .75%									0	0	(907)	52	(855)
		2007 CREDIT FACILITY — FLOATING @ LIBOR + .75% to 1.25%									0	0	(1,795)	0	(1,795)
		UNSECURED TERM LOAN — FLOATING @ LIBOR + .70% to 1.20%									0	0	(560)	(2,930)	(3,490)
		THE AMERICAN CANCER SOCIETY CENTER (FORMERLY THE INFORUM) — 6.45%									0	0	(756)	(2,271)	(3,027)
		333 & 555 NORTH POINT CENTER DEBT — 7%	(2,246)	(2,207)	(2,165)	(534)	(532)	(529)	(526)	(2,121)	(523)	(520)	(516)	(513)	(2,072)
		MERIDIAN MARK PLAZA DEBT — 8.27%	(2,074)	(2,048)	(2,021)	(501)	(498)	(498)	(494)	(1,991)	(493)	(491)	(489)	(487)	(1,959)
		600 UNIVERSITY PARK DEBT — 7.38%	(1,032)	(1,020)	(1,009)	(250)	(249)	(248)	(248)	(995)	(247)	(246)	(245)	(245)	(983)
		100 NORTH POINT CENTER EAST DEBT — 5.39%	(79)	(932)	(932)	(230)	(232)	(235)	(235)	(932)	(231)	(208)	(170)	(170)	(780)
		200 NORTH POINT CENTER EAST DEBT — 5.39%	(70)	(826)	(826)	(204)	(206)	(208)	(208)	(826)	(205)	(191)	(170)	(170)	(736)
		LAKESHORE PARK PLAZA DEBT — 6.78%	(682)	(666)	(648)	(160)	(158)	(157)	(156)	(631)	(155)	(154)	(152)	(151)	(612)
		KING MILL DEBT — 9%	0	0	(34)	(44)	(52)	(92)	(105)	(293)	(109)	(114)	(121)	(124)	(469)
		JEFFERSON MILL DEBT — 9%	0	0	0	0	0	(1)	(22)	(23)	(40)	(53)	(62)	(64)	(218)
		WATERVIEW DEBT — 5.66%	0	0	(11)	(265)	(264)	(261)	(261)	(1,051)	(284)	(263)	(262)	(261)	(1,070)
		TERMINUS 100 DEBT — 6.13%	0	0	0	0	0	0	0	0	0	0	0	(2,358)	(2,358)
		SAN JOSE MARKETCENTER DEBT — 5.6%	0	0	0	0	0	0	0	0	0	0	0	(448)	(448)
		BANK OF AMERICA PLAZA FINANCING — 6.9575%	(10,718)	(10,406)	(10,197)	(2,485)	(2,501)	(2,461)	0	(7,447)	0	(2)	0	0	(2)
		THE AVENUE EAST COBB DEBT — 8.39%	(3,220)	(3,188)	(3,153)	(782)	(764)	0	0	(1,546)	0	0	0	0	0
		CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	0	(764)	(3,979)	(2,103)	0	0	0	(2,103)	0	0	0	0	0
		OTHER	(12,138)	(6,594)	(1,312)	(198)	(160)	(2)	(3)	(363)	0	(2)	(2)	(2)	(6)
		CAPITALIZED	9,683	14,028	17,193	5,041	4,894	5,583	5,035	20,553	6,091	6,555	5,556	5,141	23,343

		TOTAL INTEREST EXPENSE CONSOLIDATED	(22,576)	(14,623)	(9,094)	(3,614)	(4,880)	(2,625)	0	(11,119)	0	(531)	(3,265)	(5,020)	(8,816)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD

		OTHER EXPENSES — CONTINUING OPERATIONS:
		LOSS ON EXTINGUISHMENT OF DEBT (NOT ASSOCIATED WITH PROPERTY SALE)	0	0	0	0	0	0	0	0	0	0	(446)	0	(446)
		PROPERTY TAXES	(768)	(664)	(754)	(189)	(170)	(203)	38	(524)	(187)	165	(230)	(327)	(579)
		MINORITY INTEREST EXPENSE	(1,613)	(1,417)	(3,037)	(1,078)	(1,313)	(899)	(840)	(4,130)	(862)	(842)	285	(238)	(1,656)
		PREDEVELOPMENT & OTHER	(1,677)	(1,284)	(568)	(265)	(311)	(212)	(1,499)	(2,287)	(173)	(924)	(824)	(322)	(2,243)

		TOTAL OTHER EXPENSES	(4,058)	(3,365)	(4,359)	(1,532)	(1,794)	(1,314)	(2,301)	(6,941)	(1,222)	(1,601)	(1,215)	(887)	(4,925)

(E	)	OTHER EXPENSES — DISCONTINUED OPERATIONS:	(10,083)	(5,870)	0	0	0	0	0	0	0	0	0	0	0

		INCOME TAX (PROVISION)/BENEFIT:
		CONTINUING OPERATIONS	(2,596)	(2,744)	(7,756)	(2,370)	(1,924)	(7)	108	(4,193)	1,027	1,073	1,806	517	4,423
(E	)	DISCONTINUED OPERATIONS (1)	0	0	(126)	0	(2)	0	0	(2)	0	0	0	0	0

		TOTAL INCOME TAX (PROVISION)/BENEFIT	(2,596)	(2,744)	(7,882)	(2,370)	(1,926)	(7)	108	(4,195)	1,027	1,073	1,806	517	4,423

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
		CONSOLIDATED	(2,511)	(2,652)	(2,951)	(821)	(868)	(702)	(520)	(2,911)	(501)	(758)	(759)	(775)	(2,793)
		SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	0	0	0	0	0	0	0	0	(1)	(4)	(5)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,511)	(2,652)	(2,951)	(821)	(868)	(702)	(520)	(2,911)	(501)	(758)	(760)	(779)	(2,798)

(F	)	JOINT VENTURE FFO (EXCLUDING 905 JUNIPER, 50 BISCAYNE, TEMCO, CL REALTY, PINE MOUNTAIN BUILDERS, HANDY ROAD & VERDE) (1):
		CP VENTURE TWO LLC	1,095	1,861	1,722	423	458	432	412	1,725	436	425	404	389	1,654
		CP VENTURE FIVE LLC	0	0	0	0	49	2,332	1,468	3,849	609	683	589	572	2,453
		TEN PEACHTREE PLACE ASSOCIATES	1,539	1,533	1,506	385	397	344	307	1,433	296	312	299	319	1,226
		CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	15,789	15,281	14,918	3,708	3,756	3,668	160	11,292	18	(19)	16	0	15
		CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,208	1,208	1,191	302	302	302	302	1,208	302	302	302	302	1,208
		CRAWFORD LONG — CPI, LLC	1,685	1,447	1,865	486	501	518	502	2,007	515	524	532	476	2,047
		AVENUE MURFREESBORO											79	29	108
		OTHER	20,824	13,948	6,351	125	(13)	(38)	127	201	3	1	40	(234)	(190)

		TOTAL SHARE OF JOINT VENTURE FFO	42,140	35,278	27,553	5,429	5,450	7,558	3,278	21,715	2,179	2,228	2,261	1,853	8,522

		PREFERRED STOCK DIVIDENDS	(3,358)	(8,042)	(15,250)	(3,813)	(3,812)	(3,812)	(3,813)	(15,250)	(3,813)	(3,812)	(3,813)	(3,812)	(15,250)

		FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT	124,965	109,483	73,746	19,146	13,913	13,853	27,557	74,469	24,487	9,383	7,316	7,251	48,437

		LOSS ON EXTINGUISHMENT OF DEBT	0	(605)	0	0	(2,764)	(15,443)	0	(18,207)	0	0	0	0	0

		FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	124,965	108,878	73,746	19,146	11,149	(1,590)	27,557	56,262	24,487	9,383	7,316	7,251	48,437

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	100,558	118,056	15,733	805	61	244	1,902	3,012	4,440	62	355	678	5,535
(G	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(7,270)	(29,627)	(15,483)	(740)	5	(179)	(13,434)	(14,348)	(12,540)	0	1	(622)	(13,161)
		DISCONTINUED OPERATIONS	93,459	81,927	1,037	191	135	54,068	32,101	86,495	8,164	(22)	9,872	81	18,095
		SHARE OF UNCONSOLIDATED JOINT VENTURES	0	176,265	1,935	1,053	1	133,192	1,372	135,618	(44)	10	1,232	(12)	1,186

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	186,747	346,621	3,222	1,309	202	187,325	21,941	210,777	20	50	11,460	125	11,655

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
		CONSOLIDATED	(30,614)	(27,101)	(23,999)	(6,858)	(6,782)	(5,936)	(9,017)	(28,593)	(8,854)	(7,962)	(9,795)	(11,086)	(37,697)
(E	)	DISCONTINUED OPERATIONS	(21,030)	(12,776)	(9,636)	(3,144)	(6,040)	(2,416)	(586)	(12,186)	(165)	13	0	0	(152)
		SHARE OF UNCONSOLIDATED JOINT VENTURES	(21,265)	(15,880)	(8,842)	(2,058)	(2,012)	(2,928)	(1,821)	(8,819)	(1,081)	(1,089)	(1,132)	(1,269)	(4,571)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(72,909)	(55,757)	(42,477)	(12,060)	(14,834)	(11,280)	(11,424)	(49,598)	(10,100)	(9,038)	(10,927)	(12,355)	(42,420)

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	238,803	399,742	34,491	8,395	(3,483)	174,455	38,074	217,441	14,407	395	7,849	(4,979)	17,672

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD

COUSINS’ SHARE OF CP VENTURE TWO LLC (2):

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
COUSINS’ SHARE OF CP VENTURE TWO LLC -OFFICE PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%
OFFICE:
FIRST UNION TOWER	339	322	8	—	—	—	—	—	—	—	—	—	—
GRANDVIEW II	271	276	196	48	49	50	10	157	—	(1)	—	—	(1)
100 NORTH POINT CENTER EAST	142	—	—	—	—	—	—	—	—	—	—	—	—
200 NORTH POINT CENTER EAST	55	1	—	—	—	—	—	—	—	—	—	—	—
PRESBYTERIAN MEDICAL PLAZA	117	106	111	28	25	27	26	106	28	30	24	34	116

SUBTOTAL OFFICE	924	705	315	76	74	77	36	263	28	29	24	34	115

COUSINS’ SHARE OF CP VENTURE TWO LLC -RETAIL PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%
RETAIL:
NORTH POINT MARKETCENTER	593	591	649	159	177	159	173	668	156	154	155	148	613
MANSELL CROSSING II	138	141	144	38	39	37	39	153	34	36	—	2	72
GREENBRIER MARKETCENTER	519	518	517	134	139	134	127	534	128	121	135	127	511
LOS ALTOS MARKETCENTER	356	363	354	85	88	83	102	358	89	89	89	78	345

SUBTOTAL RETAIL	1,606	1,613	1,664	416	443	413	441	1,713	407	400	379	355	1,541

TOTAL REVENUES LESS OPERATING EXPENSES	2,530	2,318	1,979	492	517	490	477	1,976	435	429	403	389	1,656
INTEREST EXPENSE	(442)	(248)	(240)	(59)	(58)	(58)	(56)	(231)	—	—	—	—	—
OTHER, NET	(8)	0	(17)	(10)	(1)	0	(9)	(20)	1	(4)	1	0	(2)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(985)	(209)	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,095	1,861	1,722	423	458	432	412	1,725	436	425	404	389	1,654
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,119)	(852)	(667)	(204)	(169)	(166)	(131)	(670)	(123)	(123)	(115)	(116)	(477)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	736	736	0	0	1,231	(7)	1,224

NET INCOME (LOSS)	(24)	1,009	1,055	219	289	266	1,017	1,791	313	302	1,520	266	2,401

COUSINS’ SHARE OF CP VENTURE FIVE (2):					50.84%	50.41%	30.53%	40.63%	11.50%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
THE AVENUE EAST COBB	0	0	0	0	19	871	492	1,382	201	192	156	174	723
THE AVENUE PEACHTREE CITY	0	0	0	0	10	485	348	843	132	122	123	114	491
THE AVENUE WEST COBB	0	0	0	0	16	728	388	1,132	158	179	184	164	685
THE AVENUE VIERA	0	0	0	0	12	544	391	947	154	159	155	152	620
VIERA MARKETCENTER	0	0	0	0	1	94	103	198	51	52	54	51	208

TOTAL REVENUES LESS OPERATING EXPENSES	0	0	0	0	58	2,722	1,722	4,502	696	704	672	655	2,727
INTEREST EXPENSE	0	0	0	0	(9)	(390)	(235)	(634)	(88)	(88)	(87)	(87)	(350)
OTHER, NET	0	0	0	0	0	0	(19)	(19)	1	68	4	4	77

FUNDS FROM OPERATIONS	0	0	0	0	49	2,332	1,468	3,849	609	684	589	572	2,454
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	(20)	(965)	(1,033)	(2,018)	(298)	(332)	(331)	(244)	(1,205)

NET INCOME (LOSS)	0	0	0	0	29	1,367	435	1,831	311	352	258	328	1,249

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,662	2,211	2,326	588	599	544	508	2,239	496	511	497	516	2,020
INTEREST EXPENSE	(123)	(678)	(820)	(203)	(202)	(200)	(201)	(806)	(200)	(199)	(198)	(197)	(794)

FUNDS FROM OPERATIONS	1,539	1,533	1,506	385	397	344	307	1,433	296	312	299	319	1,226
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,007)	(1,134)	(1,128)	(282)	(246)	(282)	(250)	(1,060)	(271)	(250)	(270)	(261)	(1,052)

NET INCOME	532	399	378	103	151	62	57	373	25	62	29	58	174

COUSINS’ SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	15,789	15,298	14,934	3,712	3,760	3,672	160	11,304	18	(19)	16	0	15
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(17)	(16)	(4)	(4)	(4)	0	(12)	0	0	0	0	0

FUNDS FROM OPERATIONS	15,789	15,281	14,918	3,708	3,756	3,668	160	11,292	18	(19)	16	0	15
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	133,185	604	133,789	(43)	8	0	(5)	(40)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,885)	(3,795)	(3,956)	(989)	(992)	(992)	0	(2,973)	0	0	0	0	0

NET INCOME (LOSS)	11,904	11,486	10,962	2,719	2,764	135,861	764	142,108	(25)	(11)	16	(5)	(25)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	1,208	1,208	1,191	302	302	302	302	1,208	302	302	302	302	1,208
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,208	1,208	1,191	302	302	302	302	1,208	302	302	302	302	1,208
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(32)	(32)	(33)	(8)	(8)	(8)	(8)	(32)	(8)	(8)	(8)	(8)	(32)

NET INCOME	1,176	1,176	1,158	294	294	294	294	1,176	294	294	294	294	1,176

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,717	3,071	3,467	883	896	912	895	3,586	906	913	920	862	3,601
INTEREST EXPENSE	(1,032)	(1,624)	(1,602)	(397)	(395)	(394)	(393)	(1,579)	(391)	(389)	(388)	(386)	(1,554)

FUNDS FROM OPERATIONS	1,685	1,447	1,865	486	501	518	502	2,007	515	524	532	476	2,047
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,306)	(1,352)	(1,447)	(367)	(367)	(367)	(367)	(1,468)	(347)	(340)	(336)	(329)	(1,352)

NET INCOME	379	95	418	119	134	151	135	539	168	184	196	147	695

COUSINS’ SHARE OF AVENUE MURFREESBORO (2):											50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	0	147	407	554
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	(68)	(374)	(442)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	(4)	(4)

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	0	79	29	108
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	(38)	(272)	(310)

NET INCOME	0	0	0	0	0	0	0	0	0	0	41	(243)	(202)

COUSINS’ SHARE OF 905 JUNIPER, LLC (2):			72%

MULTI-FAMILY SALES, NET OF COS	0	0	514	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	514	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	514	0	0	0	0	0	0	0	0	0	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC (2):			40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	0	0	6,515	1,745	2,279	3,325	2,823	10,172	2,289	1,676	(3,460)	(3,832)	(3,327)
OTHER, NET	0	0	153	52	350	(339)	108	171	135	128	115	2,764	3,142

FUNDS FROM OPERATIONS	0	0	6,668	1,797	2,629	2,986	2,931	10,343	2,424	1,804	(3,345)	(1,068)	(185)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	6,668	1,797	2,629	2,986	2,931	10,343	2,424	1,804	(3,345)	(1,068)	(185)

COUSINS’ SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	33,313	24,903	940	59	4	(9)	(25)	29	(1)	8	49	(9)	47
INTEREST EXPENSE	(12,142)	(8,478)	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	238	791	5,411	66	(17)	(29)	152	172	4	(7)	(8)	(227)	(238)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(34)	(18)	0	0	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	(3,250)	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(551)	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	20,824	13,948	6,351	125	(13)	(38)	127	201	3	1	41	(236)	(191)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(13,916)	(8,626)	(1,058)	(4)	(4)	(5)	(5)	(18)	(5)	(4)	(5)	(5)	(19)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	176,265	1,935	1,053	1	7	32	1,093	(1)	0	0	0	(1)

NET INCOME	6,908	181,587	7,228	1,174	(16)	(36)	154	1,276	(3)	(3)	36	(241)	(211)

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	3,201	5,336	4,092	3,877	785	284	2,577	7,523	82	228	134	253	697
INTEREST EXPENSE	0	(135)	(152)	(37)	(37)	(36)	(36)	(146)	(35)	(35)	(35)	(34)	(139)
OTHER, NET	(64)	(6)	105	11	104	33	(23)	125	(45)	61	16	(306)	(274)

FUNDS FROM OPERATIONS	3,137	5,195	4,045	3,851	852	281	2,518	7,502	2	254	115	(87)	284
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(88)	(114)	(29)	(29)	(29)	(27)	(114)	(29)	(31)	(30)	(33)	(123)

NET INCOME	3,137	5,107	3,931	3,822	823	252	2,491	7,388	(27)	223	85	(120)	161

COUSINS’ SHARE OF CL REALTY, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	701	3,457	9,052	2,251	1,272	1,152	1,954	6,629	330	976	280	150	1,736
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	(48)	(51)	(99)
OTHER, NET	(94)	(220)	(150)	(48)	(54)	49	(84)	(137)	(53)	(58)	(210)	(317)	(638)

FUNDS FROM OPERATIONS	607	3,237	8,902	2,203	1,218	1,201	1,870	6,492	277	918	22	(218)	999
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	607	3,237	8,902	2,203	1,218	1,201	1,870	6,492	277	918	22	(218)	999

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	398	725	125	311	181	122	739	(5)	18	(7)	35	41
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	398	725	125	311	181	122	739	(5)	18	(7)	35	41
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	398	725	125	311	181	122	739	(5)	18	(7)	35	41

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):				50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	(138)	0	0	0	(138)	0	0	0	0	0
OTHER, NET	0	0	0	(21)	(39)	(26)	(69)	(155)	(43)	(41)	(43)	(48)	(175)

FUNDS FROM OPERATIONS	0	0	0	(159)	(39)	(26)	(69)	(293)	(43)	(41)	(43)	(48)	(175)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	0	0	0	(159)	(39)	(26)	(69)	(293)	(43)	(41)	(43)	(48)	(175)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):			4.94%	4.94%	4.91%	3.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	(483)	(118)	(6)	(90)	0	(214)	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(62)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	(545)	(118)	(6)	(90)	0	(214)	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(439)	(175)	(178)	(114)	0	(467)	0	0	0	0	0

NET INCOME (LOSS)	0	0	(984)	(293)	(184)	(204)	0	(681)	0	0	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)
FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 6 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of December 31, 2007
($ in thousands)

								Cousins’	Actual or
	Company	Total	Leased GLA (%)				Cousins’	Share of	Projected Dates
	Owned	Project	Total Project		Cousins’	Approximate	Share of	Cost Incurred	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)		Ownership %	Total Cost	Total Cost	at 12/31/07	Fully Operational/Sold

OFFICE/MULTI-FAMILY

Terminus 100	656,000	656,000	93%		100%	$180,400	$180,400	$164,334	const. – 2Q-07
(Atlanta, GA)									fully operational 2Q-08

Terminus 200	565,000	565,000	0%		50%	172,500	86,250	17,018	const. – 3Q-09
(Atlanta, GA)									fully operational 3Q-10

191 Peachtree Tower (4)	1,219,000	1,219,000	75	%(5)	100%	233,750	233,750	175,660	acquired 3Q-06
(Atlanta, GA)									fully stabilized 4Q-10

Palisades West (Austin, TX)
Building 1	220,000	220,000	100%		50%				const. – 3Q-08
									fully operational 4Q-08

Building 2	155,000	155,000	0%		50%				const. – 3Q-08
									fully operational 3Q-09

Total — Palisades West	375,000	375,000				77,500	38,750	22,048

TOTAL OFFICE	2,815,000	2,815,000				664,150	539,150	379,060

50 Biscayne (6)	529 units	529 units	N/A		40%	165,600	66,240	63,088	const. – 4Q-07
(Miami, FL)									fully sold 2Q-08 (7)

10 Terminus Place	137 units	137 units	N/A		100%	83,200	83,200	44,236	const. – 3Q-08
(Atlanta, GA)									fully sold – 3Q-09

Glenmore Garden Villas	71 Units	71 Units	N/A		50%	27,600	13,800	1,592	const. – 3Q-09
(Charlotte, NC)									fully sold – 4Q-09

TOTAL MULTI-FAMILY	737 Units	737 Units				276,400	163,240	108,916

TOTAL OFFICE/MULTI-FAMILY	2,815,000	2,815,000				940,550	702,390	487,976

RETAIL

The Avenue Carriage Crossing (8) (Suburban Memphis, TN)
Phase II	20,000	20,000	0%		100%	5,200	5,200	3,269	const. – 4Q-07
									fully operational 4Q-08

Tiffany Springs MarketCenter	247,000	585,000	74%		88.5%	58,200	51,500	27,149	const. – 3Q-08
(Kansas City, MO)									fully operational 3Q-09

The Avenue Murfreesboro (Suburban Nashville, TN)
Phases I and II	690,000	690,000	75%		50%				const. – 4Q-07
									fully operational 4Q-08

Phase III A	8,000	8,000	100%		50%				const. – 4Q-07
									fully operational 4Q-08

Phase III B	19,000	19,000	0%		50%				const. – 2Q-08
									fully operational 2Q-09

Phase IV	35,000	35,000	0%		50%				const. – 4Q-09
									fully operational 1Q-10

Phase V	58,000	58,000	0%		50%				const. – 1Q-10
									fully operational 4Q-10

Total — Murfreesboro	810,000	810,000				153,100	76,550	56,173

The Avenue Forsyth	527,000	527,000	41%		88.5%	146,200	129,000	70,188	const. – 2Q-08
(Suburban Atlanta, GA)									fully operational 2Q-09

TOTAL RETAIL	1,604,000	1,942,000				362,700	262,250	156,779

							Cousins’		Actual or
	Company	Total	Leased GLA (%)			Cousins’	Share of		Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Cost Incurred		for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	at 12/31/07		Fully Operational/Sold

INDUSTRIAL

Jefferson Mill Distribution Center (Suburban Atlanta, GA)
Building A	459,000	459,000	0%	75%	14,800	11,100	9,882		const. – 2Q-08
									fully operational 2Q-08

Lakeside Ranch Business Park (Dallas, TX)
Building 20	749,000	749,000	48%	(9)	29,500	28,556	26,528		const. – 1Q-08
									fully operational 1Q-08

TOTAL INDUSTRIAL	1,208,000	1,208,000			44,300	39,656	36,410

Accumulated Depreciation on
Partially Operational Properties	—	—			—	—	(3,461)

TOTAL PORTFOLIO	5,627,000	5,965,000			$1,347,550	$1,004,296	$677,704	(10)

(1)	This schedule includes all Office/Multi-Family, Retail and Industrial projects under construction and redevelopment from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Single-family residential projects are included on a separate schedule in this package. Amounts included in the total cost columns represent the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are also estimates and are subject to change as the projects proceed through the development process.

(2)	Company owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores who may own their own property and other non-owned property contained within the named development.

(4)	191 Peachtree Tower is under redevelopment and repositioning and is treated as a development property for the purposes of this schedule, although its cost basis is included in operating properties on the Company’s consolidated balance sheets. 201 Peachtree, a 7,500 square foot building adjacent to 191 Peachtree Tower, is also under redevelopment and is included in the amounts above.

(5)	Leased square footage includes 65,000 square feet occupied by the Company.

(6)	Units at 50 Biscayne exclude retail space. The Company’s share of results of operations will be less than the percentage owned due to a third party’s participation in the project.

(7)	Fully sold date reflects the projected date for closing the contracts that existed at December 31, 2007. Sales of 280 units were closed during the fourth quarter of 2007 and 35 units during January 2008. Closings could extend beyond the second quarter of 2008 in the event that any contracts in place are canceled or modified.

(8)	A third party will share in the results of operations and any gain on sale of the property, even though shown as 100% owned.

(9)	This project is consolidated but is owned through a joint venture with a third party who has contributed equity. However, the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(10)	Reconciliation to Condensed Consolidated Balance Sheet

Total Cousins’ Investment per above schedule	$677,704
Less: Operating Property under redevelopment/repositioning	(175,660)
Less: Investment in unconsolidated joint ventures
50 Biscayne	(63,088)
Palisades West	(22,048)
The Avenue Murfreesboro	(56,173)
Terminus 200	(17,018)
Glenmore Garden Villas	(1,592)
Add: Prudential’s 11.5% interest in Tiffany Springs MarketCenter	3,528
Add: Prudential’s 11.5% interest in Avenue Forsyth	9,120
Add: Weeks 25% interest in Jefferson Mill Distribution Center Bldg A	3,294
Add: Seefried interest in Lakeside Ranch — Bldg 20	858

Consolidated projects under development per balance sheet	$358,925

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of December 31, 2007

						Percent Leased
					Company's	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	9/30/2007	12/31/2007

I.	OFFICE OPERATING PROPERTIES
	Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
	The American Cancer Society Center (Formerly The Inforum)	Atlanta	Georgia	993,000	100.00%	100%	100%
	One Georgia Center	Atlanta	Georgia	378,000	88.50%	100%	100%
	Emory Crawford Long Medical Office Tower	Atlanta	Georgia	358,000	50.00%	98%	98%
	Ten Peachtree Place	Atlanta	Georgia	260,000	50.00%	87%	94%
	The Points at Waterview	Dallas	Texas	203,000	100.00%	100%	100%
	Lakeshore Park Plaza (a)	Birmingham	Alabama	196,000	100.00%	88%	97%
	3100 Windy Hill Road	Atlanta	Georgia	188,000	100.00%	0%	0%
	Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	100%	100%
	555 North Point Center East	Atlanta	Georgia	152,000	100.00%	90%	92%
	333 North Point Center East	Atlanta	Georgia	130,000	100.00%	79%	78%
	200 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%
	100 North Point Center East	Atlanta	Georgia	128,000	100.00%	94%	91%
	600 University Park Place (a)	Birmingham	Alabama	123,000	100.00%	100%	100%
	Galleria 75	Atlanta	Georgia	114,000	100.00%	72%	68%
	Cosmopolitan Center	Atlanta	Georgia	102,000	100.00%	81%	84%
	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%
	AtheroGenics	Atlanta	Georgia	51,000	100.00%	100%	100%
	Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

	Total Office Operating Portfolio			4,851,000			92%

	OFFICE DEVELOPMENT/REDEVELOPMENT PROPERTIES (b)
	191 Peachtree Tower (c)	Atlanta	Georgia	1,219,000	100.00%	72%	75%
	Terminus 100	Atlanta	Georgia	656,000	100.00%	88%	93%
	Terminus 200	Atlanta	Georgia	565,000	50.00%	0%	0%
	Palisades West Building 1	Austin	Texas	220,000	50.00%	100%	100%
	Palisades West Building 2	Austin	Texas	155,000	50.00%	0%	0%

	Total Office Development/Redevelopment Properties			2,815,000

	TOTAL OFFICE, OPERATING AND DEVELOPMENT/REDEVELOPMENT			7,666,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of December 31, 2007

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	9/30/2007	12/31/2007

II.	RETAIL OPERATING PROPERTIES
	The Avenue Carriage Crossing (a)	Memphis	Tennessee	491,000	100.00%	93%	93%
	North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	99%	100%
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	100%	100%
	The Avenue Webb Gin	Atlanta	Georgia	357,000	100.00%	80%	81%
	The Avenue Viera	Viera	Florida	332,000	11.50%	96%	96%
	The Avenue West Cobb	Atlanta	Georgia	257,000	11.50%	100%	100%
	The Avenue East Cobb	Atlanta	Georgia	231,000	11.50%	100%	97%
	San Jose MarketCenter	San Jose	California	214,000	100.00%	95%	95%
	The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	100%	100%
	Viera MarketCenter	Viera	Florida	178,000	11.50%	99%	99%
	Los Altos MarketCenter	Long Beach	California	157,000	10.32%	100%	100%

	Total Retail Operating Properties			3,177,000			91%

	RETAIL DEVELOPMENT PROPERTIES (b)
	The Avenue Murfreesboro (d)	Nashville	Tennessee	810,000	50.00%	71%	75%
	The Avenue Forsyth	Atlanta	Georgia	527,000	88.50%	35%	41%
	Tiffany Springs MarketCenter	Kansas City	Missouri	247,000	88.50%	39%	57%
	The Avenue Carriage Crossing Expansion (a)	Memphis	Tennessee	20,000	100.00%	0%	0%

	Total Retail Development Properties			1,604,000

	TOTAL RETAIL, OPERATING AND DEVELOPMENT			4,781,000

III.	INDUSTRIAL OPERATING PROPERTIES
	King Mill Distribution Park — Building 3A	Atlanta	Georgia	417,000	75.00%	100%	100%
	King Mill Distribution Park — Building 3B	Atlanta	Georgia	379,000	75.00%	0%	0%

	Total Industrial Operating Properties			796,000			52%

	INDUSTRIAL DEVELOPMENT PROPERTIES (b)
	Lakeside Ranch Business Park — Building 20	Dallas	Texas	749,000	(e )	48%	48%
	Jefferson Mill Business Park — Building A	Atlanta	Georgia	459,000	75.00%	0%	0%

	Total Industrial Development Properties			1,208,000

	TOTAL INDUSTRIAL, OPERATING AND DEVELOPMENT			2,004,000

	TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			14,451,000

	TOTAL OPERATING PORTFOLIO PERCENT LEASED						88% (f)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of December 31, 2007

		Company	Weighted	Percent Leased —
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,666,000	6,250,000	60%	92%
Retail	4,781,000	2,494,000	24%	91%
Industrial	2,004,000	1,690,000	16%	52%

TOTAL	14,451,000	10,434,000	100%	88	%(f)

SUMMARY BY STATE
Georgia	8,846,000	6,944,000	66%	83%
Texas	1,327,000	1,140,000	11%	100%
Tennessee	1,321,000	916,000	9%	93%
North Carolina	1,134,000	540,000	5%	100%
Alabama	319,000	319,000	3%	98%
California	371,000	230,000	2%	95%
Missouri	247,000	247,000	2%	N/A
Florida	510,000	59,000	1%	97%
Virginia	376,000	39,000	1%	100%

	14,451,000	10,434,000	100%	88	%(f)

(a)	These projects are shown as 100% owned by the Company; however, they are owned either (1) through a joint venture with a third party providing a participation in operations and/or on sale of the property or (2) subject to a contract with a third party who has a participation in operations and/or on sale of the property.

(b)	These properties are under construction, redevelopment and/or in lease up.

(c)	Operating property purchased with intent to redevelop and reposition.

(d)	Total square footage for this property includes anticipated expansions; however, the percent leased excludes the expansions.

(e)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(f)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction, redevelopment and/or in lease-up.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Fourth Quarter 2007 vs			Twelve Months
	Third Quarter 2007			2007 vs 2006
	Office	Retail	Total	Office	Retail	Total

Rental Property Revenues(1) less Operating Expenses	-0.7%	-3.4%	-1.9%	-1.5%	12.9%	3.3%
Cash Basis Rental Property Revenues(2) less Operating Expenses	0.4%	-3.5%	-1.4%	-3.3%	13.9%	2.6%

Note: The following properties are included in the same property portfolio:	Office
	3100 Windy Hill Road	AtheroGenics
	100 Northpoint Center East	Presbyterian Medical Plaza
	200 Northpoint Center East	Ten Peachtree Place
	333 Northpoint Center East	Gateway Village
	555 Northpoint Center East	Emory Crawford Long Medical Office Tower
	Lakeshore Park Plaza	Meridian Mark Plaza
	American Cancer Society Center (formerly Inforum)	Galleria 75
	600 University Park Place	Sono Renaissance
	The Points at Waterview	Inhibitex
	One Georgia Center	Cosmopolitan (4Q to 3Q only)

Retail

	The Avenue East Cobb	Los Altos MarketCenter
	The Avenue Peachtree City	The Avenue Viera
	The Avenue West Cobb	Viera MarketCenter
	Northpoint MarketCenter	Avenue Carriage Crossing (4Q to 3Q only)
	Greenbrier MarketCenter	San Jose MarketCenter (4Q to 3Q only)

(1)	Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents and amortization of acquired above and below market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2007
OFFICE
As of December 31, 2007, the Company’s office portfolio included 19 commercial office buildings, excluding all properties currently under development, held for redevelopment and buildings in lease-up stage. The weighted average remaining lease term of these office buildings was approximately seven years as of December 31, 2007. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2017 &
	2008	2009	2010	2011	2012	2013	2014	2015	2016	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	205,369	410,266	166,730	431,139	171,287	509,323	247,582	628,501	70,767	750,149	3,591,112
% of Leased Space	6%	11%	5%	12%	5%	14%	7%	17%	2%	21%	100%
Annual Contractual Rent (000’s) (2)	$3,069	$6,267	$2,633	$5,936	$2,904	$9,255	$5,369	$11,967	$1,069	$14,165	$62,634
Annual Contractual Rent/Sq. Ft. (2)	$14.94	$15.28	$15.79	$13.77	$16.95	$18.17	$21.69	$19.04	$15.10	$18.88	$17.44

Wholly Owned:
Square Feet Expiring (1)	195,869	376,672	148,104	395,857	110,321	373,860	242,679	64,305	65,908	444,231	2,417,806 (3)
% of Leased Space	8%	16%	6%	16%	5%	15%	10%	3%	3%	18%	100%
Annual Contractual Rent (000’s) (2)	$2,984	$5,768	$2,342	$5,454	$1,765	$6,713	$5,258	$1,470	$998	$9,814	$42,565
Annual Contractual Rent/Sq. Ft. (2)	$15.23	$15.31	$15.81	$13.78	$16.00	$17.96	$21.66	$22.86	$15.14	$22.09	$17.60

Joint Venture:
Square Feet Expiring (1)	22,672	51,114	28,733	56,221	142,589	266,419	9,805	1,115,268	6,098	409,212	2,108,131 (4)
% of Leased Space	1%	2%	1%	3%	7%	13%	1%	53%	0%	19%	100%
Annual Contractual Rent (000’s) (2)	$132	$855	$499	$817	$2,757	$5,033	$223	$20,820	$80	$6,506	$37,723
Annual Contractual Rent/Sq. Ft. (2)	$5.80	$16.72	$17.38	$14.54	$19.34	$18.89	$22.78	$18.67	$13.12	$15.90	$17.89

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of December 31, 2007 out of approximately 2,721,000 total rentable square feet.

(4)	Rentable square feet leased as of December 31, 2007 out of approximately 2,130,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2007
RETAIL
As of December 31, 2007, the Company’s retail portfolio included 11 retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately nine years as of December 31, 2007. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2017 &
	2008	2009	2010	2011	2012	2013	2014	2015	2016	Thereafter	Total
Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	21,906	10,036	26,814	92,159	65,345	30,207	21,544	80,502	383,560	441,721	1,173,794
% of Leased Space	2%	1%	2%	8%	6%	2%	2%	7%	33%	37%	100%
Annual Contractual Rent (000’s) (1)	$497	$222	$567	$2,401	$1,515	$773	$511	$2,157	$9,623	$9,400	$27,666
Annual Contractual Rent/Sq. Ft. (1)	$22.69	$22.15	$21.15	$26.06	$23.19	$25.58	$23.74	$26.80	$25.09	$21.28	$23.57

Wholly Owned:
Square Feet Expiring	15,230	1,213	3,204	61,159	32,594	15,422	2,275	57,040	362,301	393,495	943,933 (2)
% of Leased Space	2%	0%	0%	7%	3%	2%	0%	6%	38%	42%	100%
Annual Contractual Rent (000’s) (1)	$320	$36	$101	$1,895	$853	$403	$82	$1,687	$9,173	$8,614	$23,164
Annual Contractual Rent/Sq. Ft. (1)	$21.01	$29.68	$31.45	$30.99	$26.18	$26.10	$36.00	$29.57	$25.32	$21.89	$24.54

Joint Venture:
Square Feet Expiring	59,486	81,864	215,300	294,294	303,858	130,778	171,122	212,079	193,614	432,303	2,094,698 (3)
% of Leased Space	3%	4%	10%	14%	15%	6%	8%	10%	9%	21%	100%
Annual Contractual Rent (000’s) (1)	$1,573	$1,701	$4,201	$4,722	$6,062	$3,265	$3,798	$4,199	$4,063	$7,117	$40,701
Annual Contractual Rent/Sq. Ft. (1)	$26.45	$20.77	$19.51	$16.05	$19.95	$24.97	$22.19	$19.80	$20.98	$16.46	$19.43

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Gross leasable area leased as of December 31, 2007 out of approximately 1,062,000 total gross leasable area.

(3)	Gross leasable area leased as of December 31, 2007 out of approximately 2,115,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2007
INDUSTRIAL
As of December 31, 2007, the Company’s operating industrial portfolio consisted of King Mill Distribution Park, Building 3, which is divided into two Phases, one of which is leased. The lease provides for pass through of operating expenses and contractual rents which escalate over time. The lease expires as follows:

	2012	Total
Company’s % share of Joint Venture Properties:
Square Feet Expiring	313,050	313,050
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$915	$915
Annual Contractual Rent/Sq. Ft. (1)	$2.92	$2.92

Joint Venture:
Square Feet Expiring	417,400	417,400 (2)
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$1,220	$1,220
Annual Contractual Rent/Sq. Ft. (1)	$2.92	$2.92

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of December 31, 2007 out of approximately 796,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET IN OPERATING PORTFOLIO
As of December 31, 2007

			Percentage of Total Portfolio	Average Remaining
Tenant (1)		Product Type	at the Company’s Share (2)	Lease Term (Years)

1.	Bank of America	Office	9.2%	8.0
2.	Snapper	Industrial	5.4%	4.2
3.	American Cancer Society	Office	4.7%	14.1
4.	Georgia Department of Transportation	Office	4.0%	10.0
5.	AT&T	Office	2.4%	1.8
6.	Georgia Lottery Corporation	Office	2.2%	5.5
7.	Internap Network Services	Office	2.1%	12.3
8.	AGL Services Company	Office	2.0%	5.3
9.	Bombardier Aerospace Corporation	Office	1.7%	5.2
10.	MedAssets Net Revenue Systems, LLC	Office	1.5%	6.3
11.	Emory University	Office	1.3%	9.0
12.	Northside Hospital	Office	1.2%	4.0
13.	US South Communications	Office	1.2%	3.2
14.	The Gap Inc.	Retail	1.0%	3.6
15.	Turner Broadcasting System, Inc.	Office	1.0%	3.4
16.	Barnes & Noble	Retail	1.0%	8.0
17.	Sapient Corporation	Office	1.0%	1.4
18.	KIDS II, Inc.	Office	0.9%	8.0
19.	Inhibitex	Office	0.9%	7.3
20.	AtheroGenics	Office	0.9%	1.2
21.	Southern Communications Services	Office	0.7%	3.0
22.	Cost Plus, Inc.	Retail	0.7%	8.6
23.	Marshalls	Retail	0.6%	7.6
24.	Merrill Lynch	Office	0.6%	6.5
25.	Linens ‘N Things	Retail	0.6%	7.3

	Total leased square feet of Top 25 Largest Tenants		48.8%	7.1

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of operating properties only, and thus exclude properties under development, held for redevelopment and properties in the lease-up stage.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of December 31, 2007

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest (2)	(Acres)	Acquired	($000)(3)
CONSOLIDATED
Round Rock/Austin, Texas Land
Austin, TX	Retail and Commercial	100%	60	2005	$17,107
Jefferson Mill Business Park
Suburban Atlanta, GA	Industrial and Commercial	100%	259	2006	15,379
King Mill Distribution Park
Suburban Atlanta, GA	Industrial	100%	132	2005	13,602
Land Adjacent to The Avenue Forsyth
Suburban Atlanta, GA	Retail	100%	39	2007	12,749
615 Peachtree Street
Atlanta, GA	Mixed Use	100%	2	1996	10,164
Terminus
Atlanta, GA	Mixed Use	100%	3	2005	9,476
Lakeside Ranch Business Park
Dallas, TX	Industrial and Commercial	(4)	48	2006	9,343
North Point
Suburban Atlanta, GA	Mixed Use	100%	59	1970-1985	5,298
Lancaster
Dallas, TX	Industrial	(4)	47	2007	4,812
505 & 511 Peachtree Street
Atlanta, GA	Mixed Use	100%	1	2004	3,389
Land Adjacent to The Avenue Carriage Crossing
Suburban Memphis, TN	Retail	100%	2	2004	1,969
Land Adjacent to The Avenue Webb Gin
Suburban Atlanta, GA	Retail	100%	2	2005	946
Wildwood Office Park
Suburban Atlanta, GA	Mixed Use	100%	23	1971-1989	883
The Lakes at Cedar Grove
Suburban Atlanta, GA	Mixed Use	100%	10	2002	—	(5)

TOTAL CONSOLIDATED LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT					$105,117

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of December 31, 2007

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest (2)	(Acres)	Acquired	($000)(3)
JOINT VENTURES

TEMCO ASSOCIATES TRACTS:

Paulding County
Suburban Atlanta, GA	Residential and Mixed Use	50%	6,127	2005	$14,204

Happy Valley
Suburban Atlanta, GA	Residential	50%	228	2003	2,194

Seven Hills
Suburban Atlanta, GA	Residential and Mixed Use	50%	85	2002–2005	—	(5)

CL REALTY, L.L.C. TRACTS:

Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,545

Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%	374	2002	—	(5)

Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%	186	2002	—	(5)

Waterford Park
Rosenberg, TX	Commercial	50%	37	2005	—	(5)

Summer Lakes
Rosenberg, TX	Commercial	50%	3	2003	—	(5)

Village Park
McKinney, TX	Residential	50%	5	2003–2005	—	(5)

OTHER JOINT VENTURES:

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%	36	1971–1989	21,852

Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	5,329

Austin Research Park
Austin, TX	Commercial	50%	6	1998	3,557

Total Acres			8,975

(1)	The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is estimated as follows:

	Ownership	Square
	Interest	Footage
Ten Peachtree Place	50.0%	400,000
One Georgia Center	88.5%	300,000
The Points at Waterview	100.0%	60,000

(2)	For potential industrial projects, Weeks Properties Group, LLC has the option until April 2008 to invest up to 25% of project equity on a portion of the land.

(3)	For consolidated properties, reflects the Company’s basis. For joint venture properties, reflects the venture’s basis.

(4)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(5)	Residential communities with adjacent land that may be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts as well as lot inventory, are included on the Inventory of Residential Lots Under Development schedule.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of December 31, 2007

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)

Cousins Real Estate Corporation (Consolidated)
The Lakes at Cedar Grove (3)	2001	9	844	73	1	27	702	142	$4,954
Fulton County
Suburban Atlanta, GA
Callaway Gardens (50% owned)(4)	2006	6	567	—	2	2	2	565	7,441
Harris County
Pine Mountain, GA
Blalock Lakes	2006	9	399	95	1	15	15	384	31,206
Coweta County
Newnan, GA
Longleaf at Callaway (5)	2002	6	138	17	—	4	121	17	492
Harris County
Pine Mountain, GA
River’s Call	1999	12	107	14	1	2	93	14	597
East Cobb County
Suburban Atlanta, GA

Total consolidated			2,055	199	5	50	933	1,122	44,690

Temco Associates (50% owned) (6)
Bentwater	1998	10	1,676	5	1	2	1,671	5	142
Paulding County
Suburban Atlanta, GA
The Georgian (75% owned)	2003	14	1,385	260	2	5	287	1,098	22,386
Paulding County
Suburban Atlanta, GA
Seven Hills	2003	9	1,077	266	7	66	627	450	15,463
Paulding County
Suburban Atlanta, GA
Harris Place	2004	6	27	9	—	2	18	9	646
Paulding County
Suburban Atlanta, GA

Total Temco			4,165	540	10	75	2,603	1,562	38,637

CL Realty, LLC (50% owned) (6)
Long Meadow Farms (37.5% owned)	2003	12	2,184	160	5	81	599	1,585	18,600
Fort Bend County
Houston, TX
Summer Creek Ranch	2003	9	2,525	120	—	13	793	1,732	23,095
Tarrant County
Fort Worth, TX
Bar C Ranch	2004	15	1,175	54	2	32	175	1,000	8,256
Tarrant County
Fort Worth, TX
Summer Lakes	2003	10	1,139	19	—	—	294	845	7,841
Fort Bend County
Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of December 31, 2007

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)

CL Realty, LLC, continued
Southern Trails (80% owned)	2005	7	1,060	300	18	69	250	810	$22,749
Brazoria County
Pearland, TX
Village Park	2003	7	568	21	22	24	335	233	7,470
Collin County
McKinney, TX
Waterford Park	2005	7	493	—	—	—	—	493	7,594
Fort Bend County
Rosenberg, TX
Stonewall Estates (50% owned)	2005	7	380	14	17	84	114	266	4,698
Bexar County
San Antonio, TX
Manatee River Plantation	2003	7	457	109	—	—	348	109	4,156
Manatee County
Tampa, FL
Stillwater Canyon	2003	6	336	6	—	25	226	110	2,947
Dallas County
DeSoto, TX
Creekside Oaks	2003	10	301	176	—	—	125	176	6,070
Manatee County
Bradenton, FL
Blue Valley (25% owned)	2005	7	199	25	—	1	25	174	31,051
Cherokee & Fulton Counties
Alpharetta, GA
Village Park North	2005	6	188	21	4	32	57	131	2,727
Collin County
McKinney, TX
Bridle Path Estates	2004	8	87	—	—	—	—	87	4,072
Hillsborough County
Tampa, FL
West Park	2005	4	82	—	—	—	21	61	5,184
Cobb County
Suburban Atlanta, GA

Total CL Realty			11,174	1,025	68	361	3,362	7,812	156,510

Total			17,394	1,764	83	486	6,898	10,496	$239,837

Company Share of Total			8,310	856	35	213	3,629	4,681	$114,839

Company Weighted Average Ownership			48%	49%	42%	44%	53%	45%	48%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held for Investment or Future Development schedule.

(3)	A third party has a participation in this project after certain thresholds are met.

(4)	Callaway Gardens is owned in a venture, although the venture is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of December 31, 2007, 115 houses have been sold.

(6)	CREC owns 50% of Temco Associates and CL Realty, LLC. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF DECEMBER 31, 2007

						Company’s	Company’s	Total	Weighted
	Total	Ownership	Maturity	Rate end of		Share	Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date	Quarter		Recourse	Non-Recourse(1)	Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.75%-1.25%)	$52,600	100%	8/29/2011	5.55%		$52,600		$52,600
UNSECURED TERM LOAN	100,000	100%	8/29/2012	5.81	%(2)	100,000		100,000
TERMINUS 100 (INTEREST ONLY)	180,000	100%	10/1/2012	6.13%		5,000	175,000	180,000
THE AMERICAN CANCER SOCIETY CENTER (FORMERLY INFORUM) (INTEREST ONLY UNTIL 10/1/2011) (3)	136,000	100%	9/1/2017	6.45%			136,000	136,000
SAN JOSE MARKETCENTER (INTEREST ONLY) (3)	83,300	100%	12/1/2010	5.60%			83,300	83,300
333/555 NORTH POINT CENTER EAST	28,862	100%	11/1/2011	7.00%		28,862		28,862
100/200 NORTH POINT CENTER (INTEREST ONLY UNTIL 7/1/2010)	25,000	100%	6/1/2012	5.39%			25,000	25,000
MERIDIAN MARK PLAZA	23,196	100%	9/1/2010	8.27%			23,196	23,196
THE POINTS AT WATERVIEW	17,818	100%	1/1/2016	5.66%			17,818	17,818
600 UNIVERSITY PARK	12,973	100%	8/10/2011	7.38%			12,973	12,973
LAKESHORE PARK PLAZA	8,785	100%	11/1/2008	6.78%			8,785	8,785
KING MILL PROJECT I (INTEREST ONLY)(4)	2,703	75%	8/30/2008	9.00%			2,703	2,703
KING MILL PROJECT 1 (INTEREST ONLY)(4)	2,046	75%	6/26/2009	9.00%			2,046	2,046
JEFFERSON MILL PROJECT 1 (INTEREST ONLY)(4)	2,601	75%	9/13/2009	9.00%			2,601	2,601
VARIOUS	305	100%	VARIOUS	VARIOUS		236	69	305

TOTAL CONSOLIDATED	676,189			6.17%		186,698	489,491	676,189	5.3

UNCONSOLIDATED DEBT
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	88,127	50%	7/20/2010	5.85%		17,625	26,439	44,064
EMORY CRAWFORD LONG MEDICAL OFFICE TOWER	51,558	50%	6/1/2013	5.90%			25,779	25,779
AVENUE EAST COBB	38,137	11.5%	8/1/2010	8.39%			4,386	4,386
TEN PEACHTREE PLACE	28,373	50%	4/1/2015	5.39%			14,187	14,187
HANDY ROAD ASSOCIATES (PRIME +.5%)	3,204	50%	3/10/2008	7.75%			1,602	1,602
PINE MOUNTAIN BUILDERS (PRIME)	2,347	50%	10/24/2008	7.25%			1,174	1,174
TERMINUS 200 LLC (LIBOR + 1.65%) ($138MM CONSTRUCTION LOAN)	1,073	50%	6/6/2011	6.35%		537	—	537
GLENMORE GARDENS VILLA (LIBOR + 2.25%) ($13.5MM CONSTRUCTION LOANS)	1,596	50%	10/3/2010	6.95%		798	—	798
TEMCO.
BENTWATER LINKS	3,325	50%	1/22/2009	7.98%			1,663	1,663
BENTWATER LINKS, EQUIPMENT NOTE	72	50%	1/15/2009	7.00%			36	36
CL REALTY:
SUMMER LAKES (PRIME + 1.5%)	3,276	50%	2/22/2009	8.75%			1,638	1,638
MCKINNEY VILLAGE PARK (LIBOR + 2.25%)	2,270	50%	3/28/2009	6.95%			681	681
SOUTHERN TRAILS (LIBOR + 0.25%) ($13MM CONSTRUCTION LINE)	864	40%	6/30/2008	4.95%			346	346
WATERFORD PARK (PRIME + 1.5%)	804	50%	5/8/2009	8.75%			402	402

TOTAL UNCONSOLIDATED	225,026			6.07%		18,960	78,333	97,293	3.9

TOTAL ADJUSTED DEBT	$901,215			6.16%		$205,658	$567,824	$773,482	5.1

INVESTMENT ENTITY DEBT (5)
CHARLOTTE GATEWAY VILLAGE	$133,864	50%	12/1/2016	6.41%			$66,932	$66,932
50 BISCAYNE BOULEVARD (LIBOR + 1.75%)	5,128	40%	6/9/2008	6.45%			2,051	2,051
CL REALTY.
BLUE VALLEY (PRIME)	17,395	12.5%	5/11/2008	7.25%			2,174	2,174
BLUE VALLEY (PRIME)	4,600	12.5%	3/10/2008	7.25%			575	575
BLUE VALLEY (PRIME)	850	12.5%	9/28/2008	7.25%			106	106
LONG MEADOW FARMS (PRIME)	3,293	18.75%	9/8/2009	7.25%			617	617
STONEWALL ESTATES (PRIME)	1,672	25.0%	5/31/2010	7.25%			418	418

TOTAL INVESTMENT ENTITY DEBT	166,802			6.46%		—	72,873	72,873	8.3

TOTAL	$1,068,017			6.18%		$205,658	$640,697	$846,355	5.4

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	The interest rate on this instrument is LIBOR plus .70% to 1.20%. The Company entered into an interest rate swap that effectively fixes the underlying LIBOR rate at 5.01%. Rate at the end of the quarter represents stated rate of LIBOR plus .80% plus interest rate swap differential.

(3)	The real estate and other assets of these properties are restricted under loan agreements such that these assets are not available to settle other debts of the Company.

(4)	Represents a secured note payable with Weeks Properties CW Holdings, LLC, the Company’s 25% partner in the development of King Mill Project I and Jefferson Mill Project I.

(5)	An investment entity is defined as an entity where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings and (3) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Third Quarter 2007 Compared to Fourth Quarter 2007
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	Q3 2007	Q4 2007	% Change	Q3 2007	Q4 2007	% Change	Q3 2007	Q4 2007	% Change	Q3 2007	Q4 2007	Q3 2007	Q4 2007

RENTAL PROPERTY REVENUES	$28,687	$27,193		$17,393	$18,080		$46,080	$45,273		$10,985	$14,008	$57,065	$59,281

RENTAL PROPERTY OPERATING EXPENSES	12,167	10,789		4,535	5,658		16,702	16,447		4,092	5,353	20,794	21,800

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$16,520	$16,404	-0.7%	$12,858	$12,422	-3.4%	$29,378	$28,826	-1.9%	$6,893	$8,655	$36,271	$37,481

RENTAL PROPERTY REVENUES	$28,687	$27,193		$17,393	$18,080		$46,080	$45,273		$10,985	$14,008	$57,065	$59,281
Less: STRAIGHT-LINE RENTS	828	617		270	238		1,098	855		1,733	2,448	2,831	3,303
AMORTIZATION OF LEASE INDUCEMENTS	(59)	(29)		(22)	21		(81)	(8)		(14)	(159)	(95)	(167)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(10)	(2)		0	0		(10)	(2)		(1,108)	(1,057)	(1,118)	(1,059)

CASH BASIS RENTAL PROPERTY REVENUES (1)	27,928	26,607		17,145	17,821		45,073	44,428		10,374	12,776	55,447	57,204

RENTAL PROPERTY OPERATING EXPENSES	12,167	10,789		4,535	5,658		16,702	16,447		4,092	5,353	20,794	21,800

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$15,761	$15,818	0.4%	$12,610	$12,163	-3.5%	$28,371	$27,981	-1.4%	$6,282	$7,423	$34,653	$35,404

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$28,687	$27,193		$17,393	$18,080		$46,080	$45,273		$10,985	$14,008	$57,065	$59,281

RENTAL PROPERTY OPERATING EXPENSES	12,167	10,789		4,535	5,658		16,702	16,447		4,092	5,353	20,794	21,800

	$16,520	$16,404		$12,858	$12,422		$29,378	$28,826		$6,893	$8,655	$36,271	$37,481

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$18,091	$19,111
DISCONTINUED OPERATIONS (3)												20	(42)
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												3,003	3,126

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												21,114	22,195
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												15,157	15,286

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$36,271	$37,481

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Twelve Months 2007 Compared to Twelve Months 2006
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	12M 2006	12M 2007	% Change	12M 2006	12M 2007	% Change	12M 2006	12M 2007	% Change	12M 2006	12M 2007	12M 2006	12M 2007

RENTAL PROPERTY REVENUES	$102,529	$106,500		$44,017	$50,020		$146,546	$156,520		$79,732	$60,583	$226,278	$217,103

RENTAL PROPERTY OPERATING EXPENSES	38,150	43,108		11,198	12,979		49,348	56,087		30,142	22,669	79,490	78,756

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$64,379	$63,392	-1.5%	$32,819	$37,041	12.9%	$97,198	$100,433	3.3%	$49,590	$37,914	$146,788	$138,347

RENTAL PROPERTY REVENUES	$102,529	$106,500		$44,017	$50,020		$146,546	$156,520		$79,732	$60,583	$226,278	$217,103
Less: STRAIGHT-LINE RENTS	1,503	2,421		676	421		2,179	2,842		1,787	5,897	3,966	8,739
AMORTIZATION OF LEASE INDUCEMENTS	(24)	(98)		(72)	(87)		(24)	(185)		(265)	(119)	(289)	(304)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(465)	(179)		0	0		(465)	(179)		(1,343)	(4,500)	(1,808)	(4,679)

CASH BASIS RENTAL PROPERTY REVENUES (1)	101,515	104,356		43,413	49,686		144,856	154,042		79,553	59,305	224,409	213,347

RENTAL PROPERTY OPERATING EXPENSES	38,150	43,108		11,198	12,979		49,348	56,087		30,142	22,669	79,490	78,756

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$63,365	$61,248	-3.3%	$32,215	$36,707	13.9%	$95,508	$97,955	2.6%	$49,411	$36,636	$144,919	$134,591

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$102,529	$106,500		$44,017	$50,020		$146,546	$156,520		$79,732	$60,583	$226,278	$217,103
RENTAL PROPERTY OPERATING EXPENSES	38,150	43,108		11,198	12,979		49,348	56,087		30,142	22,669	79,490	78,756

	$64,379	$63,392		$32,819	$37,041		$97,198	$100,433		$49,590	$37,914	$146,788	$138,347

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$53,752	$65,473
DISCONTINUED OPERATIONS (3)												10,835	465
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												24,844	11,781

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												89,431	77,719
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												57,357	60,628

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$146,788	$138,347

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD

(A)	ADJUSTED DEBT:
	CONSOLIDATED DEBT	497,981	302,286	467,516	551,182	404,612	287,036	315,149	315,149	367,681	477,971	557,557	676,189	676,189
	SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	285,657	135,764	148,129	147,081	170,232	167,625	172,085	172,085	182,253	198,544	205,424	170,166	170,166

	TOTAL DEBT INCLUDING SHARE OF JV’S	783,638	438,050	615,645	698,263	574,844	454,661	487,234	487,234	549,934	676,515	762,981	846,355	846,355
	SHARE OF INVESTMENT ENTITY DEBT	(86,588)	(87,704)	(101,085)	(100,803)	(104,182)	(103,881)	(110,718)	(110,718)	(113,925)	(117,699)	(117,762)	(72,873)	(72,873)

	ADJUSTED DEBT	697,050	350,346	514,560	597,460	470,662	350,780	376,516	376,516	436,009	558,816	645,219	773,482	773,482

	RECOURSE DEBT	20,697	50,238	196,824	279,577	174,552	197,095	226,855	226,855	282,264	394,356	340,480	205,658	205,658
	NON-RECOURSE DEBT	676,353	305,677	317,736	317,883	296,110	153,685	149,661	149,661	153,745	164,460	304,738	567,824	567,824

	ADJUSTED DEBT	697,050	355,915	514,560	597,460	470,662	350,780	376,516	376,516	436,009	558,816	645,218	773,482	773,482

(B)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
	CONSOLIDATED INTEREST EXPENSE	22,576	14,623	9,094	3,614	4,880	2,625	0	11,119	0	531	3,265	5,020	8,816
	DISCONTINUED OPERATIONS INTEREST EXPENSE	9,459	5,870	0	0	0	0	0	0	0	0	0	0	0
	SHARE OF JOINT VENTURE INTEREST EXPENSE	13,739	11,163	2,814	834	701	1,078	921	3,534	714	711	824	1,129	3,378

	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	45,774	31,656	11,908	4,448	5,581	3,703	921	14,653	714	1,242	4,089	6,149	12,194

(C)	FIXED CHARGES:
	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	45,774	31,656	11,908	4,448	5,581	3,703	921	14,653	714	1,242	4,089	6,149	12,194
	LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE	0	(124)	(240)	(59)	(58)	(58)	(56)	(231)	0	0	0	0	0
	PRINCIPAL PAYMENTS:
	CONSOLIDATED	6,862	6,560	5,361	1,282	1,192	946	506	3,926	628	516	536	529	2,209
	SHARE OF JOINT VENTURES	6,345	5,257	2,793	1,594	1,237	1,205	1,190	5,226	1,630	818	225	1,467	4,140
	GROUND LEASE PAYMENTS:
	CONSOLIDATED	587	493	671	176	175	127	22	500	22	22	22	22	88
	SHARE OF JOINT VENTURES	12	12	12	3	3	3	6	15	6	6	6	6	24

	TOTAL FIXED CHARGES (excluding Preferred Dividends)	59,580	43,854	20,505	7,444	8,130	5,926	2,589	24,089	3,000	2,604	4,878	8,173	18,655
	PREFERRED STOCK DIVIDENDS	3,358	8,042	15,250	3,813	3,812	3,812	3,813	15,250	3,813	3,812	3,813	3,812	15,250

	TOTAL FIXED CHARGES (including Preferred Dividends)	62,938	51,896	35,755	11,257	11,942	9,738	6,402	39,339	6,813	6,416	8,691	11,985	33,905

(D)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
	RENTAL PROPERTY REVENUES	87,415	81,928	76,685	22,272	23,580	19,505	23,639	88,996	24,130	25,499	30,664	32,376	112,669
	RENTAL PROPERTY OPERATING EXPENSES	(28,035)	(27,592)	(29,328)	(8,326)	(8,589)	(8,054)	(10,274)	(35,243)	(10,017)	(11,341)	(12,573)	(13,265)	(47,196)

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	59,380	54,336	47,357	13,946	14,991	11,451	13,365	53,753	14,113	14,158	18,091	19,111	65,473

(E)	INCOME FROM DISCONTINUED OPERATIONS:
	RENTAL PROPERTY REVENUES	57,584	40,477	23,849	6,172	6,218	5,571	1,841	19,802	411	358	87	(38)	818
	LEASE TERMINATION FEES & OTHER INCOME	22,042	253	302	2,321	771	21	42	3,155	47	14	11	34	106
	RENTAL PROPERTY OPERATING EXPENSES	(19,460)	(14,150)	(10,738)	(2,702)	(3,157)	(2,542)	(568)	(8,969)	(209)	(179)	(67)	(4)	(459)

	TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	60,166	26,580	13,413	5,791	3,832	3,050	1,315	13,988	249	193	31	(8)	465
	INTEREST EXPENSE	(9,459)	(5,870)	0	0	0	0	0	0	0	0	0	0	0
	MINORITY INTEREST EXPENSE	(624)	0	0	0	0	0	0	0	0	0	0	0	0
	MARK-TO-MARKET DEBT ADJUSTMENT	0	(605)	0	0	0	0	0	0	0	0	0	0	0
	PROVISION FOR INCOME TAXES	0	0	(125)	0	0	0	0	0	0	0	0	0	0

	FUNDS FROM OPERATIONS	50,083	20,105	13,288	5,791	3,832	3,050	1,315	13,988	249	193	31	(8)	465

	DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(21,030)	(12,776)	(9,636)	(3,144)	(6,040)	(2,416)	(586)	(12,186)	(165)	13	0	0	(152)

	INCOME FROM DISCONTINUED OPERATIONS	29,053	7,329	3,652	2,647	(2,208)	634	729	1,802	84	206	31	(8)	313

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD

(F)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
	CP VENTURE TWO LLC	(24)	1,009	1,055	219	289	266	1,017	1,791	313	302	1,520	266	2,401
	CP VENTURE FIVE LLC	0	0	0	0	29	1,367	435	1,831	311	352	258	328	1,249
	TEN PEACHTREE PLACE ASSOCIATES	532	399	378	103	151	62	57	373	25	62	29	58	174
	CSC ASSOCIATES	11,904	11,486	10,962	2,719	2,764	135,861	764	142,108	(25)	(11)	16	(5)	(25)
	GATEWAY VILLAGE	1,176	1,176	1,158	294	294	294	294	1,176	294	294	294	294	1,176
	CRAWFORD LONG — CPI	379	95	418	119	134	151	135	539	168	184	196	147	695
	905 JUNIPER, LLC	0	0	514	0	0	0	0	0	0	0	0	0	0
	50 BISCAYNE, LLC	0	0	6,668	1,797	2,629	2,986	2,931	10,343	2,424	1,804	(3,345)	(1,068)	(185)
	AVENUE MURFREESBORO	0	0	0	0	0	0	0	0	0	0	41	(243)	(202)
	CL REALTY, LLC	607	3,237	8,902	2,203	1,218	1,201	1,870	6,492	277	918	22	(218)	999
	PINE MOUNTAIN BUILDERS, LLC	0	398	725	125	311	181	122	739	(5)	18	(7)	35	41
	TEMCO ASSOCIATES	3,137	5,107	3,931	3,822	823	252	2,491	7,388	(27)	223	85	(120)	161
	HANDY ROAD ASSOCIATES, LLC	0	0	0	(159)	(39)	(26)	(69)	(293)	(43)	(41)	(43)	(48)	(175)
	VERDE GROUP, LLC	0	0	(984)	(293)	(184)	(204)	0	(681)	0	0	0	0	0
	OTHER	6,908	181,587	7,228	1,174	(16)	(36)	154	1,276	(3)	(3)	36	(241)	(213)

	NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	24,619	204,494	40,955	12,123	8,404	142,355	10,201	173,083	3,709	4,102	(898)	(815)	6,096

(G)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
	RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
	OUTPARCEL SALES	600	1,400	7,004	0	382	3,186	3,220	6,788	0	0	1,700	1,300	3,000
	LOT SALES	12,345	15,300	14,929	4,505	2,747	1,387	1,858	10,497	1,426	1,476	2,851	1,196	6,949

	TOTAL RESIDENTIAL AND OUTPARCEL SALES	12,945	16,700	21,933	4,505	3,129	4,573	5,078	17,285	1,426	1,476	4,551	2,496	9,949

	RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
	OUTPARCEL COST OF SALES	480	929	5,637	0	320	2,388	2,424	5,132	0	0	932	1,051	1,983
	LOT COST OF SALES	9,542	11,078	10,767	3,203	1,978	1,038	1,401	7,620	1,208	1,132	2,411	1,074	5,825

	TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	10,022	12,007	16,404	3,203	2,298	3,426	3,825	12,752	1,208	1,132	3,343	2,125	7,808

	OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	0	0	0	0	11,867	11,867	8,185	0	(1)	0	8,184
	TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	7,270	29,627	15,483	740	(5)	179	1,567	2,481	4,355	0	0	622	4,977

	OUTPARCEL SALES, TRACT SALES, RESIDENTIAL LOT SALES AND OTHER INVESTMENT PROPERTY SALES, NET -WHOLLY OWNED	10,193	34,320	21,012	2,042	826	1,326	14,687	18,881	12,758	344	1,207	993	15,302

	SUMMARY:
	OUTPARCEL SALES NET OF COS — WHOLLY OWNED	120	471	1,367	0	62	798	796	1,656	0	0	768	249	1,017
	OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	0	0	0	0	11,867	11,867	8,185	0	(1)	0	8,184
	TRACT SALES NET OF COS — WHOLLY OWNED	7,270	29,627	15,483	740	(5)	179	1,567	2,481	4,355	0	0	622	4,977
	LOT SALES NET OF COS — WHOLLY OWNED	2,803	4,222	4,162	1,302	769	349	457	2,877	218	344	440	122	1,124

	TOTAL WHOLLY OWNED SALES, NET	10,193	34,320	21,012	2,042	826	1,326	14,687	18,881	12,758	344	1,207	993	15,302

	SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL
	LOT AND TRACT SALES AND COST OF SALES:
	RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
	LOT SALES	12,581	32,116	41,232	11,029	8,592	8,868	10,187	38,676	1,715	3,465	1,292	2,246	8,718
	TRACT SALES	538	3,434	6,218	10,439	376	96	3,324	14,235	0	855	0	500	1,355

	TOTAL RESIDENTIAL LOT AND TRACT SALES	13,119	35,550	47,450	21,468	8,968	8,964	13,511	52,911	1,715	4,320	1,292	2,746	10,073

	RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
	LOT COST OF SALES	9,151	25,123	30,753	8,940	6,518	7,310	7,691	30,459	1,309	2,707	884	1,996	6,896
	TRACT COST OF SALES	66	1,236	2,828	6,275	82	37	1,166	7,560	0	392	0	312	704

	TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	9,217	26,359	33,581	15,215	6,600	7,347	8,857	38,019	1,309	3,099	884	2,308	7,600

	RESIDENTIAL LOT SALES AND TRACT SALES, NET -JOINT VENTURES	3,902	9,191	13,869	6,253	2,368	1,617	4,654	14,892	406	1,221	408	438	2,473

	SHARE OF UNCONSOLIDATED JOINT VENTURES:
	LOT SALES LESS COST OF SALES	3,430	6,993	10,479	2,089	2,074	1,558	2,496	8,217	406	758	408	250	1,822
	TRACT SALES LESS COST OF SALES	472	2,198	3,390	4,164	294	59	2,158	6,675	0	463	0	188	651
	INTEREST EXPENSE	0	(135)	(152)	(175)	(37)	(36)	(36)	(284)	(35)	(35)	(83)	(85)	(238)
	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(62)	0	0	0	0	0	0	0	0	0	0
	OTHER — JOINT VENTURE	(158)	(226)	(528)	(176)	5	(34)	(176)	(381)	(141)	(38)	(237)	(671)	(1,087)

	RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	3,744	8,830	13,127	5,902	2,336	1,547	4,442	14,227	230	1,148	88	(318)	1,148

	TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	13,937	43,150	34,139	7,944	3,162	2,873	19,129	33,108	12,988	1,492	1,295	675	16,450

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD

(H)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
	TOTAL BY TYPE:
	SECOND GENERATION LEASING RELATED COSTS	13,347	19,210	8,422	2,846	4,965	3,805	739	12,355	6,933	6,260	3,794	1,157	18,144
	SECOND GENERATION BUILDING IMPROVEMENTS	1,160	48	1,017	312	155	102	497	1,066	(37)	195	293	383	834

		14,507	19,258	9,439	3,158	5,120	3,907	1,236	13,421	6,896	6,455	4,087	1,540	18,978

	TOTAL BY SEGMENT:
	OFFICE:
	SECOND GENERATION LEASING RELATED COSTS	12,357	18,882	7,820	2,206	2,608	3,791	727	9,332	6,919	6,260	3,794	1,157	18,130
	SECOND GENERATION BUILDING IMPROVEMENTS	938	(30)	1,015	312	155	102	497	1,066	(37)	195	293	383	834

		13,295	18,852	8,835	2,518	2,763	3,893	1,224	10,398	6,882	6,455	4,087	1,540	18,964

	RETAIL:
	SECOND GENERATION LEASING RELATED COSTS	992	328	602	640	2,357	14	12	3,023	15	0	0	0	15
	SECOND GENERATION BUILDING IMPROVEMENTS	220	78	2	0	0	0	0	0	0	0	0	0	0

		1,212	406	604	640	2,357	14	12	3,023	15	0	0	0	15

	TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	14,507	19,258	9,439	3,158	5,120	3,907	1,236	13,421	6,897	6,455	4,087	1,540	18,979

(I)	CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
	MULTI-FAMILY SALES — CONSOLIDATED:
	MULTI-FAMILY SALES	0	0	11,233	6,579	15,136	1,026	393	23,134	0	0	20	0	20
	MULTI-FAMILY COST OF SALES	0	0	(9,405)	(5,358)	(12,377)	(1,346)	(322)	(19,403)	0	47	(23)	100	124

	MULTI-FAMILY SALES — CONSOLIDATED, NET	0	0	1,828	1,221	2,759	(320)	71	3,731	0	47	(3)	100	144

	MULTI-FAMILY SALES — JOINT VENTURES:
	MULTI-FAMILY SALES	0	0	26,280	6,955	10,050	28,130	11,770	56,905	9,831	9,327	(11,665)	(4,417)	3,076
	MULTI-FAMILY COST OF SALES	0	0	(19,098)	(5,158)	(7,421)	(25,144)	(8,839)	(46,562)	(7,407)	(7,523)	8,320	3,349	(3,261)

	MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	0	0	7,182	1,797	2,629	2,986	2,931	10,343	2,424	1,804	(3,345)	(1,068)	(185)

	TOTAL MULTI-FAMILY FFO	0	0	9,010	3,018	5,388	2,666	3,002	14,074	2,424	1,851	(3,348)	(968)	(41)

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, net of amounts capitalized, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 period, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During the second quarter of 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. During the third quarter of 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
$15.4 million in the aggregate, were recorded as loss on extinguishment of debt in the third quarter of 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in the second and third quarters of 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Investment Entities has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues is defined as rental property revenues of the Company and its unconsolidated joint ventures, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above or below market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.